UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 28, 2005

    New Commerce BanCorp
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-26061	58-2403844
(Commission File Number)	(IRS Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina (Address of Principal Executive Offices)	29607 (Zip Code)

    (864) 297-6333
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Merger Agreement

        On January 28, 2005, New Commerce BanCorp, a South Carolina corporation (“New Commerce”) and SCBT Financial Corporation, a South Carolina corporation (“SCBT”), executed an amendment to the Agreement and Plan of Merger (the “Merger Agreement”) between New Commerce and SCBT, dated as of December 16, 2004. The amendment was effective as of January 20, 2005. The amendment to the Merger Agreement revises the structure to provide that SCBT Interim Corporation, a wholly-owned subsidiary of South Carolina Bank & Trust, N.A. (“SCBT Bank”), a national banking association and a wholly-owned subsidiary of SCBT, will merge with an into New Commerce. Immediately thereafter, New Commerce and New Commerce Bank, N.A., a wholly-owned subsidiary of New Commerce, will merge with an into SCBT Bank. Except as expressly provided in the amendment, which is attached to this report as Exhibit 2.1 and incorporated herein by reference, the Merger Agreement remains in full force and effect.

Proxy Statement

        New Commerce intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger of New Commerce with and into SCBT Bank. INVESTORS AND SECURITY HOLDERS OF NEW COMMERCE ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW COMMERCE AND SCBT BANK AND THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by New Commerce or SCBT with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by New Commerce by directing a written request to: New Commerce BanCorp, 501 New Commerce Court, Greenville, South Carolina, 29607, Attention: R. Lamar Simpson, Chief Financial Officer. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

        New Commerce and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of New Commerce in connection with the merger. Information about those executive officers and directors and their ownership of New Commerce’s common stock is set forth in the New Commerce Form 10-KSB for the year ended December 31, 2003, which was filed with the SEC on March 25, 2004, and the proxy statement for the New Commerce 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of New Commerce executive officers and directors in the merger by reading the proxy statement regarding the merger when it becomes available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description

2.1                    Amendment No. 1, effective as January 20, 2005, to the Agreement and Plan of Merger, dated as of December 16, 2004,                          by and among New Commerce BanCorp and SCBT Financial Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP By: /s/ R. Lamar Simpson Name: R. Lamar Simpson Title: Senior Vice President and Chief Financial Officer

Dated: January 28, 2005

3